TRUST FOR CREDIT UNIONS

MONEY MARKET PORTFOLIO

Supplement Dated September 13, 2001

To Prospectuses Dated December 29, 2000

      This Prospectus Supplement provides new and additional information beyond that contained in the Prospectus for the Trust for Credit Unions (the “Trust”), dated December 29, 2000, and should be read in conjunction with such Prospectus.

      As a result of recent extraordinary events, the New York Stock Exchange (the “Exchange”) has been temporarily closed since September 11, 2001. Effective September 13, 2001, the Money Market Portfolio of the Trust is open for business and units of the Portfolio may be purchased or sold each day (except weekends and national holidays). Until the Exchange re-opens for business, net asset value will be computed at 2:00 p.m. Eastern Time. If an effective purchase order for units of the Money Market Portfolio is received by this time, dividends will begin to accrue the same day. If a redemption request for units of the Money Market Portfolio in proper form is received before this time, redemption proceeds may be wired the same day as described in the Prospectus. When the Exchange re-opens, net asset value will be computed, purchase orders and redemption requests will be processed, and dividends will accrue with respect to the Money Market Portfolio as described in the Prospectus.